Filed pursuant to Rule 497(a)(1)
File No. 333-143305
Rule 482 ad
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PRESS RELEASE
Dallas, Texas — August 29, 2007 — Swank Capital, LLC today announced that pricing has been completed on the initial public offering of The Cushing MLP Total Return Fund. The fund has agreed to sell 8,750,000 newly issued common shares of the fund (NYSE Symbol: SRV) at $20.00 per share through a syndicate of underwriters led by Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. The fund estimates that its net proceeds from this offering, after expenses, will be approximately $166 million. The fund has granted the underwriters a 45-day option to purchase up to 976,530 additional common shares to cover over-allotments, if any. Shares began trading Monday, August 27, 2007.
The Cushing MLP Total Return Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 that intends to use these net proceeds to focus its investments in a portfolio of publicly traded and private opportunities in MLPs with operations in the development, production, processing, refining, transportation, storage, and marketing of natural resources, in accordance with its investment objective and policies. The fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. Swank Energy Income Advisors, LP, a registered investment adviser, is the fund’s investment adviser and is an affiliate of Swank Capital, LLC.
Contact information

Swank Capital, LLC	Computershare
214.692.6334	800.662.7232
info@theswankgroup.com
Swank Capital, LLC
Swank Capital, LLC is the general partner of Swank Energy Income Advisors, LP (together, “Swank”) which is a niche investment manager that focuses on three lines of business: MLPs (energy infrastructure), upstream energy (E&P MLP, Royalty Trusts, and Canadian Energy) and global resources. Swank currently manages over $2 billion in assets. Swank seeks to provide investors a high level of return through its actively managed total return approach. Swank’s investment management style emphasizes fundamental analysis combined with an integrated portfolio and risk management process. Swank is located in Dallas, Texas, the heart of the energy infrastructure industry, and employs 22 professionals.
An investment in the fund involves substantial risk. Investors could lose some or all of their investment. For a summary of certain of the risks of an investment in the fund, please see the section on the principal risks of the fund in the prospectus dated August 27, 2007. Investors should consider the investment objective, risks, charges and expenses of the fund before making an investment decision. The prospectus contains this and other information about the fund; investors should read it carefully before investing. A copy of the prospectus relating to these securities may be obtained by contacting Computershare at (800) 662-7232.
This press release does not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual future results to differ significantly from the fund’s present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; leverage risk; valuation risk; interest rate risk; tax risk; the volume of sales and purchase of shares, the continuation of investment advisory, administration and other service arrangements, and other risks discussed in the fund’s filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the fund’s investment objective will be attained.